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

                                                                                                                      EXHIBIT 4.1


      ORDINARY SHARES                                                                                              ORDINARY SHARES
         [      ]                                                                                                      [      ]


                                                                                                                     CUSIP

                                                              ENSTAR GROUP LIMITED
                                              INCORPORATED IN BERMUDA UNDER THE COMPANIES ACT, 1981


THIS IS TO CERTIFY THAT


is the registered holder of


                                      FULLY-PAID ORDINARY SHARES OF PAR VALUE US$1.00 EACH OF

                                                         ENSTAR GROUP LIMITED


transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum of Association and Bye-Laws of the Company and all amendments thereto and shall be transferable in accordance therewith. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Company and the facsimile signature of its duly authorized officers.

                                                        CERTIFICATE OF SHARES

        Dated:


COUNTERSIGNED AND REGISTERED                                  [ENSTAR GROUP LIMITED
    AMERICAN STOCK TRANSFER & TRUST COMPANY                          BERMUDA                          /s/ Paul J. O'Shea
                                                                      2001                            -------------------------
                                                                      SEAL]                                            DIRECTOR


             TRANSFER AGENT                                                                           /S/ Dominic F. Silvester
              AND REGISTRAR,                                                                          -------------------------
BY
          AUTHORIZED SIGNATORY                                                                                         DIRECTOR
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EACH ORDINARY SHARE HAS ONE VOTE, EXCEPT THAT THE VOTING RIGHTS EXERCISABLE BY
ORDINARY SHAREHOLDERS, DIRECTLY OR INDIRECTLY OR THROUGH ATTRIBUTION, MAY BE
LIMITED TO NOT MORE THAN 9.5% OF THE VOTING POWER CONFERRED BY OUR ORDINARY
SHARES, PURSUANT TO A FORMULA CONTAINED IN THE COMPANY'S BYE-LAWS. THE BOARD OF
DIRECTORS OF THE COMPANY, BY VIRTUE OF POWERS CONFERRED BY THE BYE-LAWS, ALSO
HAS THE DISCRETION TO MAKE SUCH ADJUSTMENTS TO THE AGGREGATE NUMBER OF VOTES
ATTACHING TO THE ORDINARY SHARES OF ANY SHAREHOLDER THAT IT CONSIDERS FAIR AND
REASONABLE IN ALL CIRCUMSTANCES TO ENSURE THAT NO PERSON WILL HOLD MORE THAN
9.5% OF THE COMPANY'S VOTING RIGHTS AT ANY TIME.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
                                                                        (Cust)                  (Minor)
TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
           survivorship and not as tenants                           Act __________________
           in common                                                           (State)
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    Additional abbreviations may also be used though not in the above list.


For Value Received, __________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated: ________________________

                                ________________________________________________
                                        THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                NOTICE: ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.